LINCOLN BENEFIT LIFE COMPANY

    Supplement, dated July 23, 2010, to the
     Prospectuses Dated May 1, 2010 for
       The Consultant Solutions Variable Annuities

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Lincoln Benefit Life Company.

Effective as of August 30, 2010 (the Closure Date), the following variable sub-account available in the Consultant Solutions Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the Closure Date:

    Oppenheimer Small- & Mid-Cap Growth Fund/VA (Service Shares)

Contract owners who have contract value invested in this variable sub-account as of the Closure Date may continue to submit additional investments into this variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in this variable sub-account thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closures.

If you have any questions, please contact your financial representative or our Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.